SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 9, 2003


                         GLAS-AIRE INDUSTRIES GROUP LTD.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                             1-14244                 84-1214736
       ------                             -------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


               7791 Alderbridge Way, Richmond, B.C. Canada V6X 2A4
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 604-207-0221


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

     On January 9, 2003, Glas-Aire Industries Group, Ltd. (the "Corporation") completed the sale of substantially all of the assets and certain of the liabilities of Wonder Tool Inc. ("WTI"), a wholly-owned subsidiary, to Cyclo Toolmakers, Inc. ("Cyclo Toolmakers"), pursuant to an Asset Purchase Agreement. The transaction is effective as of January 1, 2003, although the Asset Purchase Agreement was executed and the closing occurred on January 9, 2003. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1. None of the Corporation's officers, directors, or principal shareholders is affiliated with Cyclo Toolmakers.

     The Corporation sold the assets associated with the "Wonder Tool" pneumatic polishers, electric polishers, double drum pole polishers, cleaning and polishing compounds, polishing bonnets, associated accessories, airline toilet deodorants, and wet/dry vacuum cleaning machines, including the intellectual property associated with these assets.

     The consideration for the sale of assets was $720,140 in cash, a $200,000 promissory note and up to $200,000 that may be earned pursuant to an earn out provision in the Asset Purchase Agreement. The final sale price is subject to post-closing adjustments for which $25,000 is currently being held in escrow. The sales price was determined by arms-length negotiations between the parties. The sale proceeds will be used to strengthen the Corporation's working capital position.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a) Financial Statements.

     None.

(b) Pro Forma Financial Information.

     The Following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Consolidated Balance Sheet as of September 30, 2002               F-1

Pro Forma Consolidated Statement of Operations:

     For the Period from January 1, 2001 to December 31, 2001               F-2

     For the Nine Months Ended September 30, 2002                           F-3

Notes to the Pro Forma Consolidated Financial Statements                    F-4

(c) Exhibits

     2.1 Asset Purchase Agreement between Glas-Aire Industries Group, Ltd. and Cyclo Toolmakers, Inc. dated January 9, 2003. Certain exhibits and schedules referenced in the Asset Purchase Agreement dated as of January 9, 2003 have been omitted in accordance with Item 601(b)(2) of Regulation S-K.

     99.1 Press Release issued by Glas-Aire Industries Group, Ltd. on January 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGISTRANT:

Date:  February 7, 2003                          GLAS-AIRE INDUSTRIES GROUP LTD.



                                                 By: /s/ Craig Grossman
                                                 ----------------------
                                                 Craig Grossman, President

                         PRO FORMA FINANCIAL INFORMATION


             Unaudited Pro-Forma Consolidated Financial Information
             ------------------------------------------------------


The unaudited Pro-Forma Consolidated Financial Information reflects financial information which gives effect to the sale of substantially all of the assets and certain of the liabilities of Wonder Tool Inc. for consideration of $720,140 in cash, a promissory note of $200,000 and up to $200,000 that may be earned pursuant to an earn out provision in the purchase agreement.

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on September 30, 2002. The Pro-Forma Consolidated Statement of Operation gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, removing the results of Wonder Tool Inc. for the year ended December 31, 2001 and for the nine months ended September 30, 2002.

The Pro-Forma Consolidated Financial Information is unaudited and is presented for informational purposes only and does not purport to be indicative of the financial position which would actually have been obtained if the transaction occurred in the periods indicated or which may exist or be obtained in the future. The unaudited pro-forma financial information should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto included in the Company's latest annual report on Form 10-KSB and latest quarterly report on Form 10-QSB.


=================================================================================================

                                                                   Glas-Aire Industries Group Ltd.
                                                             Pro-Forma Consolidated Balance Sheet
                                                  (Unaudited - Expressed in United States dollars)

                                                      Glas-Aire
                                                     Industries        Pro-Forma       Pro-Forma
September 30, 2002                                   Group Ltd.      Adjustments         Balance
=================================================================================================

                                             Assets
                                             ------
                                             Current
                                             -------
     Cash and equivalents                            $   353,390    $   720,140 (1)   $ 1,073,530
     Accounts receivable, net of allowance for
         doubtful accounts of $21,588                  1,427,982        (94,989)(1)     1,332,993
         Inventories                                   1,644,319       (204,066)(1)     1,440,253
     Income taxes recoverable                            188,436                (1)       188,436
     Prepaid expenses                                     70,529           --              70,529
     Deferred income taxes                                50,654           --              50,654
                                                     -----------    -----------       -----------
                                                       3,735,310        421,085         4,156,395
Note receivable                                             --          200,000 (1)       200,000
Fixed assets                                           1,786,450           --           1,786,450
                                                     -----------    -----------       -----------
                                                     $ 5,521,760    $   621,085       $ 6,142,845
                                                     ===========    ===========       ===========

Liabilities and Stockholders' Equity
Liabilities
Current
     Bank indebtedness                               $ 1,145,531    $      --         $ 1,145,531
     Accounts payable                                  1,541,513        (24,966)(1)     1,516,547
     Accrued liabilities                                 778,330        (13,508)(1)       814,822
                                                                         50,000 (1)
     Income taxes payable                                   --          207,250 (2)       207,250
     Current portion of long-term debt                 1,004,126           --           1,004,126
     Current portion of obligation
         under capital lease                              25,651           --              25,651
                                                     -----------    -----------       -----------
                                                       4,495,151       (218,776)        4,713,927
Long-term debt                                              --             --                --
Obligation under capital lease                            42,690           --              42,690
Deferred income taxes                                    135,259           --             135,259
                                                     -----------    -----------       -----------
                                                       4,673,100       (218,776)        4,891,876
                                                     -----------    -----------       -----------
Share capital
       Common stock
            2,464,349 common shares                       25,007           --              25,007
       Additional paid-in capital                      1,519,719           --           1,519,719
       Deferred compensation                             (36,815)          --             (36,815)
       (Accumulated deficit) retained earnings          (652,953)       609,559 (1)      (250,644)
                                                                       (207,250)(2)
       Accumulated other comprehensive loss
           foreign currency translation adjustment        (6,298)          --              (6,298)
                                                     -----------    -----------       -----------
                                                         848,660        402,309         1,250,969
                                                     -----------    -----------       -----------
                                                     $ 5,521,760    $   621,085       $ 6,142,845
                                                     ===========    ===========       ===========


      The accompanying notes form an integral part of these pro-forma financial statements.

                                             F-1

==================================================================================================================

                                                                                   Glas-Aire Industries Group Ltd.
                                                                    Pro-Forma Consolidated Statement of Operations
                                                                  (Unaudited - Expressed in United States dollars)

                                           Wonder Tool     Glas-Aire Group     Glas-Aire Group           Pro-Forma
For the period from January 1, 2001    Jan 1 to Dec 20    Dec 21 to Dec 31     Jan 1 to Dec 20  entries to reflect
to December 31, 2001                           2001(4)             2001(4)            2001 (4)   Reverse Take Over
                                                   (a)                 (b)                 (c)                 (4)
==================================================================================================================

   Sales                                  $    822,386        $     53,774        $ 11,735,690        $       --
                                          ============        ============        ============        ============
Cost of goods sold                             593,588              46,440           8,565,896             (64,460)
                                          ------------        ------------        ------------        ------------
     Gross profit                              228,798               7,334           3,169,794             (64,460)
                                          ============        ============        ============        ============

   Expenses
     General and administrative                 42,051              70,070           1,003,740                --
     Research and development                     --                12,694             468,501                --
     Selling and distribution                    8,085                 594           1,113,534                --
                                          ------------        ------------        ------------        ------------
                                                50,136              83,358           2,585,775                --
                                          ------------        ------------        ------------        ------------
Income from operations                         178,662             (76,024)            584,019              64,460
                                          ------------        ------------        ------------        ------------

Other income (expense)
     Interest income                              --                 2,722              45,594                --
     Interest expense                             --                (4,168)            (53,378)               --
                                          ------------        ------------        ------------        ------------
                                                  --                (1,446)             (7,784)               --
                                          ------------        ------------        ------------        ------------
Income before income (loss) from equity
     investment and income tax expense         178,662             (77,470)            576,235              64,460
Income from equity investment                     --                  --               211,420                --
Loss on write-off of equity investment            --                  --            (4,233,835)               --
                                          ------------        ------------        ------------        ------------
(Loss) income before income taxes              178,662             (77,470)         (3,446,180)             64,460
                                                                                                            60,745
Income taxes                                      --               (29,460)             69,886              21,916
                                          ------------        ------------        ------------        ------------
Income (loss) for the period from
     continuing operations                $    178,662        $    (48,010)       $ (3,516,066)       $    (18,201)
                                          ============        ============        ============        ============

Loss per share from continuing operations
      - Basic and diluted
                                          ============        ============        ============        ============

Weighted average shares outstanding
                                          ============        ============        ============        ============


Table continues on following page.

                                                        F-2

===========================================================================================

                                                            Glas-Aire Industries Group Ltd.
                                             Pro-Forma Consolidated Statement of Operations
                                           (Unaudited - Expressed in United States dollars)

For the period from January 1, 2001                       Pro-Forma Entry        Pro-Forma
to December 31, 2001 (Continued)              Subtotal   to Reflect Disp-         Balance
                                                           osition of WTI
===========================================================================================

   Sales                                    $ 12,611,850    $   (822,386)(3)   $ 11,789,464
                                            ============    ============       ============
Cost of goods sold                             9,141,464        (593,588)(3)      8,547,876
                                            ------------    ------------       ------------
     Gross profit                              3,470,386        (228,798)         3,241,588
                                            ============    ============       ============

   Expenses
     General and administrative                1,115,861         (42,051)(3)      1,073,810
     Research and development                    481,195            --              481,195
     Selling and distribution                  1,122,213          (8,085)(3)      1,114,128
                                            ------------    ------------       ------------
                                               2,719,269         (50,136)         2,669,133
                                            ------------    ------------       ------------
Income from operations                           751,117        (178,662)           572,455
                                            -----------    ------------       ------------

Other income (expense)
     Interest income                              48,316            --               48,316
     Interest expense                            (57,546)           --              (57,546)
                                            ------------    ------------       ------------
                                                  (9,230)           --               (9,230)
                                            ------------    ------------       ------------
Income before income (loss) from equity
     investment and income tax expense           741,887        (178,662)           563,225
Income from equity investment                    211,420            --              211,420
Loss on write-off of equity investment        (4,233,835)           --           (4,233,835)
                                            ------------    ------------       ------------
(Loss) income before income taxes             (3,280,528)       (178,662)(3)     (3,459,190)

                                                  60,745            --                 --
Income taxes                                     123,087         (60,745)(3)         62,342
                                            ------------    ------------       ------------
Income (loss) for the period from
     continuing operations                  $ (3,403,615)   $   (117,917)      $ (3,521,532)
                                            ============    ============       ============

Loss per share from continuing operations
      - Basic and diluted                                                      $     (1.036)
                                            ============    ============       ============

Weighted average shares outstanding                                               3,400,024
                                            ============    ============       ============


(a)  Represents the results of operations of Wonder Tool Inc., predecessor Orbital
     Polishing Operations to the date of acquisition (Note 4)
(b)  Represents the results of operations of Wonder Tool Inc., and Glas-Aire Industries
     Group Ltd. For the period December 21, 2001 (date of acquisition) to December 31, 2001
     (Note 4)
(c)  Represents the results of operations of Glas-Aire Industries Group Ltd., to the date of acquisition, January 1, 2001 to December 20, 2001


The accompanying notes form an integral part of these pro-forma financial statements.

                                         F-2 (continued)

============================================================================================================

                                                                             Glas-Aire Industries Group Ltd.
                                                              Pro-Forma Consolidated Statement of Operations
                                                            (Unaudited - Expressed in United States dollars)

                                                                 Glas-Aire
                                                                Industries      Pro-Forma         Pro-Forma
For the nine months ended September 30, 2002                     Group Ltd.    Adjustments         Balance
============================================================================================================

Sales                                                           $ 9,438,210    $  (611,129)(3)   $ 8,827,081
                                                                -----------    -----------       -----------
Cost of goods sold                                                7,763,849       (490,556)(3)     7,273,293
                                                                -----------    -----------       -----------

Gross profit                                                      1,674,361       (120,573)        1,553,788
                                                                -----------    -----------       -----------


Expenses
     General and administrative                                   1,120,579        (36,894)(3)     1,083,685
     Research and development                                       493,339           --             493,339
     Selling and distribution                                       749,909         (1,177)(3)       748,732
                                                                -----------    -----------       -----------

                                                                  2,363,827        (38,071)        2,325,756
                                                                -----------    -----------       -----------

Loss from operations                                               (689,466)       (82,502)         (771,968)
                                                                -----------    -----------       -----------

Other income (expense)
     Interest income                                                  6,600           --               6,600
     Interest expense                                               (75,255)           110 (3)       (75,145)
                                                                -----------    -----------       -----------

                                                                    (68,655)           110           (68,545)
                                                                -----------    -----------       -----------

                                                                   (758,121)       (82,392)         (840,513)
                                                                       --             --                --
                                                                -----------    -----------       -----------

Income before income taxes                                         (758,121)       (82,392)         (840,513)

Income tax recovery                                                (153,178)       (15,800)(3)      (168,978)
                                                                -----------    -----------       -----------

Loss for the period from continuing operations                  $  (604,943)   $   (66,592)      $  (671,535)
                                                                ===========    ===========       ===========

Loss per share from continuing operations - Basic and diluted   $    (0.244)                     $    (0.270)
                                                                ===========                      ===========

Weighted average shares outstanding                               2,482,775                        2,482,775
                                                                ===========                      ===========


           The accompanying notes form an integral part of these pro-forma financial statements.

                                                   F-3

================================================================================
                                                 Glas-Aire Industries Group Ltd.
                        Notes to the Pro-Forma Consolidated Financial Statements
                                (Unaudited - Expressed in United States dollars)
================================================================================

1. To reflect the sale of assets and liabilities of Wonder Tool Inc. ("WTI") for cash of $720,140 and a promissory note receivable of $200,000. The promissory note bars interest at the rate of 7% per annum. The principal together with interest shall be repaid in twenty quarterly instalments of $13,589 each commencing March 31, 2005. The gain on sale of WTI assets has been included in accumulated deficit on the Pro-Forma Consolidated Balance Sheet as follows:

                       Proceeds
                            Cash              $ 720,140
                            Note receivable     200,000
                                              ---------

                                                920,140

                       Accounts receivable      (94,989)
                       Inventory               (204,066)
                       Accounts payable          24,966
                       Accrued liabilities       13,508
                                              ---------

                                              $ 659,559
                       Commission               (50,000)
                                              ---------

                                              $ 609,559
                                              =========


2. To provide for income taxes on a pro-forma basis at 34% on the gain on disposition of $609,559.

3. To adjust for the operational results of WTI. There were no operations for WTI for the period December 21, 2001 to December 31, 2001.

4. On December 21, 2001 the Company acquired 100% of the voting stock of Wonder Tool Inc. ("WTI"). Upon consummation of the transaction the former stock holders of WTI obtained 50.7% voting rights of the Company. Although the Company was the legal acquirer, the transaction was accounted for as a reverse acquisition and WTI was considered the acquirer for accounting purposes. Following reverse take over accounting, financial statements subsequent to the closing date was presented as a continuation of WTI. The pro-forma consolidated statement of operations for the period ended December 31, 2001 have been presented to include the various periods to ensure that the results of operations of both Wonder Tool Inc. and the Company encompasses the entire period from January 1, 2001 to December 31, 2001. The net assets of the company at the acquisition date exceeded the purchase price by $727,543. The difference in the value is negative goodwill and was assigned to a reduction in the book value of fixed assets. Depreciation expense was reduced by $64,460 to reflect the reduction in the book value of fixed assets. The increase in income taxes of $21,916 was due to the reduction in depreciation expense. As WTI and its predecessor Orbital were taxed under the provisions of subchapter S of the Internal Revenue Code, no income taxes were payable. For purposes of the pro-forma statement of operations, income taxes of $60,745 was provided on a pro-forma basis at 34% on the income of WTI for the period January 1, 2001 to December 20, 2001. Reference should be made the Company's Form 8K/A filed October 29, 2002 that reflects the above transaction.

                                      F-4